UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 10, 2005
             ------------------------------------------------------
                             INFOSEARCH MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

                     333-97385                       90-0002618
             (Commission File Number)     (IRS Employer Identification No.)

             4086 DEL REY AVENUE, MARINA DEL REY, CALIFORNIA 90292
             -----------------------------------------------------
             (Address of principal executive offices and zip code)

                                 (310) 437-7380
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                              MAC WORLDWIDE, INC.
           ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2005 by InfoSearch Media, Inc. (the "Registrant"), in connection with the completion of the merger of the Registrant and Trafficlogic, Inc., a California corporation ("Trafficlogic") that closed on December 31, 2004. This Amendment is being filed to provide the financial information required by Item 9.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The following audited financial statements for the years ended December 31, 2003 and 2002 are included in this Current Report as Exhibit 99.1 and are hereby incorporated by reference herein:

      (i)   Report of Independent Registered Public Accounting Firm
      (ii)  Balance Sheet
      (iii) Statements of Operations
      (iv)  Statement of Stockholders Deficit
      (v)   Statements of Cash Flows
      (vi)  Footnotes to Financial Statements

The following unaudited financial statements for the nine months ended September 30, 2004 and 2003 are included in this Current Report as Exhibit 99.2 and are hereby incorporated by reference herein:

      (i)   Balance Sheet
      (ii)  Statements of Operations
      (iii) Statements of Cash Flows
      (iv)  Footnotes to Financial Statements

(B)  PRO FORMA FINANCIAL INFORMATION

The following pro-forma financial information for the nine months ended September 30, 2004 is included in this Current Report as Exhibit 99.3 and is incorporated by reference herein:

      (i)   Notes to Unaudited Pro-Forma Combined Financial Statements
      (ii)  Unaudited Pro-Forma Combined Balance Sheet
      (iii) Statements of Operations

(C)  EXHIBITS

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

EXHIBIT NO.       DESCRIPTION
-----------       -----------

2.1 Agreement and Plan of Merger and Reorganization dated as of December 30, 2004 among Trafficlogic, Inc., MAC Worldwide, Inc. and Trafficlogic Acquisition Corp.*

2.2               Split  Off  Agreement   dated  December  30,  2004  among  MAC
                  Wordwide, Inc., Vincenzo Cavallo, Anthony Cavallo, Mimi & Coco, Inc. and Trafficlogic, Inc.*

3.1.1 Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registrant's Form SB-2 filed on July 31, 2002, File Number 333-97385)

3.1.2 Certificate of Amendment to Certificate of Incorporation of MAC Worldwide, Inc.*

3.1.3 Certificate of Amendment to Certificate of Incorporation of MAC Worldwide, Inc.*

3.2 By laws of MAC Worldwide, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrants Form SB-2 filed on July 31, 2002, File Number 333-97385)

10.1              Employment   Agreement   dated   December   29,  2004  between
                  InfoSearch Media, Inc. and Steve Lazuka*

10.2              Engagement   Agreement   dated   September  27,  2004  between
                  Trafficlogic, Inc. and CFO 911*

10.3 Lock Up Agreements between MAC Worldwide, Inc. and Trafficlogic, Inc. related to Common Stock acquired in the Merger by Steve Lazuka, Charles Dargan, Kelly Bakst and David Gagne*

10.4              Indemnity   Agreements   dated   December   31,  2004  between
                  InfoSearch Media, Inc. and Steve Lazuka, Charles Dargan, and Kelly Bakst*

10.5              2004 Stock Option Plan*

10.6              Subscription Agreement*

21                List of Subsidiaries*

99.1              Audited Financial  Statements for the years ended December 31,
                  2003 and 2002

99.2              Unaudited  Financial  Statements  for the  nine  months  ended
                  September 30, 2004

99.3 Unaudited Pro-Forma Financial Statements for the nine months ended September 30, 2004

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 10, 2005                          INFOSEARCH MEDIA, INC.
                                                  (formerly MAC Worldwide, Inc.)


                                             By: /s/ Steve Lazuka
                                                 ------------------------------
                                                 Name: Steve Lazuka
                                                 Title: Chief Executive Officer